UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2021

DRIVEN BRANDS HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39898 (Commission File Number)	47-3595252 (I.R.S. Employer Identification No.)

440 South Church Street, Suite 700
Charlotte, North Carolina 28202
(Address of principal executive offices) (Zip Code)

(704) 377-8855
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	DRVN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 9, 2021, Driven Brands Holdings Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the final results of such voting are set forth below. A more complete description of each proposal is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2021.

Proposal 1. Election of Directors

The Company’s stockholders duly elected Neal Aronson and Jonathan Fitzpatrick, by a plurality of the votes cast, to serve as Class I directors until the 2024 annual meeting of stockholders and until his successor is elected and qualified. The results of the voting were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Neal Aronson	143,284,156	13,037,413	1,971,450
Jonathan Fitzpatrick	145,713,471	10,608,098	1,971,450

Proposal 2. Advisory Vote to Approve the Compensation of our Named Executive Officers

The Company’s stockholders approved, on a non-binding, advisory basis, the executive compensation of the Company’s named executive officers (a “say-on-pay vote”) for 2020. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
149,846,469	6,210,406	264,694	1,971,450

Proposal 3. Advisory Vote to Approve the Frequency of Future Advisory Votes to Approve the Compensation of our Named Executive Officers

The Company’s stockholders approved, on a non-binding, advisory basis, the frequency of future advisory votes to approve the compensation of the Company’s named executive officers (a “say-on-frequency vote”) to take place every year. The results of the voting were as follows:

Votes for One Year	Votes for Two Years	Votes for Three Years	Abstentions	Broker Non-Votes
156,269,637	2,129	7,544	42,259	1,971,450

Proposal 4. Ratification of the Appointment of Grant Thornton LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 25, 2021

The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent public accounting firm for the fiscal year ending December 25, 2021. The results of the voting were as follows:

Votes For	Votes Against	Abstentions
158,148,427	56,682	87,910

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 14, 2021

DRIVEN BRANDS HOLDINGS INC.

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President, General Counsel and Secretary